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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 14, 2003

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):


                                PEERLESS MFG. CO.

             (Exact name of registrant as specified in its charter)



          Texas                              0-5214                75-0724417
---------------------------------       -------------------       -------------
(State or other jurisdiction                (Commission            (IRS Employer
    of incorporation)                       File Number)            ID Number)

2819 Walnut Hill Lane, Dallas, Texas                      75229
---------------------------------------                  --------
(Address of principal executive offices)                (Zip Code)


        Registrant's Telephone Number, including area code: 214-357-6181


                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 7. EXHIBITS

Exhibit No.       Description
-----------       -----------

99.1 Press release dated May 14, 2003 announcing earnings for the quarter ended March 31, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).

ITEM 9. REGULATION FD DISCLOSURE

The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 Results of Operations and Financial Condition (in accordance with SEC interim guidance issued March 27, 2003 in SEC Release No. 33-8216). In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

On May 14, 2003, Peerless Mfg. Co., a Texas corporation (the "Company"), issued a press release announcing the Company's financial results for the quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PEERLESS MFG. CO.


                                                 By: /s/ RICHARD L. TRAVIS
                                                     ---------------------------
                                                     Richard L. Travis
                                                     Chief Financial Officer



Date: May 14, 2003


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                                INDEX TO EXHIBITS



Exhibit No.       Description
-----------       -----------
99.1              Press release dated May 14, 2003 announcing earnings for the quarter ended March 31, 2003 (furnished and not filed for
                  purposes of Section 18 of the Securities Exchange Act of 1934,
                  as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended).



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